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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 24, 2005

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Maryland                   001-13145                 36-4150422
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 (State or other jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)

       200 East Randolph Drive, Chicago, IL                       60601
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  ELECTION OF DIRECTORS

        On October 24, 2005, Jones Lang LaSalle Incorporated issued a press release announcing that its Board of Directors (the "Board") has elected each of Alain Monie and Lauralee E. Martin to serve as members of the Board, effective immediately. A copy of the press release announcing the election is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

        The following exhibit is included with this Report:

        99.1. Press release issued by Jones Lang LaSalle Incorporated on October 24, 2005 announcing the election of each of Alain Monie and Lauralee E. Martin to the Company's Board of Directors.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2005                         JONES LANG LASALLE INCORPORATED

                                                By:    /s/ Mark J. Ohringer
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                                                Name:  Mark J. Ohringer
                                                Title: Executive Vice President,
                                                       Global General Counsel
                                                       and Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit 99.1      Press Release Dated October 24, 2005